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                                                                 EXHIBIT 10.16.1

                                    WESTCORP

                         EMPLOYEE STOCK OWNERSHIP PLAN
                            AND SALARY SAVINGS PLAN

                                 PLAN AMENDMENT

The Westcorp Employee Stock Ownership Plan and Salary Savings Plan (restated
1997) is hereby amended effective December, 1998 as follows:

SECTION 6.7. FORFEITURE FROM EMPLOYER MATCHING CONTRIBUTION ACCOUNT.

Any amount of a Participant's Employer Matching Contribution Account that is forfeited shall be used in the following manner:

             a. First, to restore the Employer Matching Contribution Accounts or ESOP Contribution Accounts of former Participants under
                 Section 8.7 below;

             b. Second, to reduce the Employer Matching Contributions to the Plan; and

             c. Third, to be allocated to the accounts of Participants in a non-discriminatory manner, to reduce Employer contributions not provided in Sections 6.7 or 6.8, or to be allocated to the ESOP Contribution Accounts pursuant to Section 6.3.

SECTION 6.8 FORFEITURES FROM ESOP CONTRIBUTION ACCOUNT.

Any amount of a Participant's ESOP Contribution Account that is forfeited shall be used in the following manner:

             a. First, to restore the Employer Matching Contribution Accounts or ESOP Contribution Accounts of former Participants under
                 Section 8.7 below; and/or

             b. Second, to be allocated to the account of Participants in a non-discriminatory manner, to Reduce Employer contributions not provided in Sections 6.7 or 6.8, or to be allocated to the ESOP Contribution Accounts pursuant to Section 6.3.

IN WITNESS WHEREOF, the Employer has signed this Plan Amendment this 20th day of January, 1999.

                                                 WESTCORP

                                                 By: /s/ AMY FITZGERALD
                                                 -------------------------------
                                                 Title: Chairman, ESOP Committee